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                                                                  EXHIBIT 10.34


                          REGISTRATION RIGHTS AGREEMENT


         Registration Rights Agreement ("Agreement") made as of this 23rd day of October, 1996, by and between the Placement Agent ("Agent") and Lithium Technology Corporation, a Delaware corporation (the "Company")


                                   WITNESSETH


         WHEREAS, the Company and Agent have entered into (i) a stock purchase agreement of even date herewith (the "Stock Purchase Agreement") pertaining to the Agent Shares (as defined therein) and (ii) a warrant certificate of even date herewith (the "Agent Warrant") pertaining to the "Warrant Shares" (as defined therein); and

         WHEREAS, the Company and Agent desire to provide herein for certain registration rights applicable to the Agent Shares and the Warrant Shares (hereinafter collectively referred to as the "Registerable Securities").

         NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency which are hereby acknowledged, the Company and Agent hereby agree as follows:

         Agent shall be entitled to have the Company register the Registerable Securities pursuant to one "demand registration" as described in paragraph I hereof and up to two "piggyback registrations" as described in paragraph II hereof.

I. At any time on or after the date hereof, and before the five year anniversary of the date hereof, Agent shall have the right, on one and only one occasion, to require the Company to file a Registration Statement covering the Registerable Securities; provided, however, that such registration shall include the following minimum amounts: (a) at least one-half of the Warrant Shares and (b) at least one-half of the Agent Shares. To effect such demand right Agent shall notify the Company in writing, and thereafter the Company shall cause to be filed a registration statement pursuant to the provisions of paragraph III. Upon receipt of such written request for registration from Agent, the Company shall be entitled, but not required, to include in such registration statement the registration of shares for sale for the Company's account and/or selling shareholders' accounts.


II. If, at any time, the Company proposes to register any shares of the Company's common stock or any class of common stock

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         issued with respect therefor or in exchange therefor under the
         Securities Act of 1933, as amended (the "Act") or similar federal statute (other than on Form S-8 or any successor to be offered to employees of an issuer pursuant to an employee benefit plan) except the Laidlaw & Co. Underwritten Offering as described in the Company's Note Purchase Agreements of even date herewith, the Company shall give at least twenty days' prior written notice thereof to Agent and, upon the written request of Agent (due within twenty days after Agent's receipt of the aforesaid notice from the Company), include in such registration, at the cost and expense of the Company, any Registerable Securities; provided, however, that the Company shall not be obligated to do so at Agent's request more than twice; and provided, further, that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its reasonable judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all securities whose holders have a contractual, incidental ("piggy back") right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right and there is first excluded from such registration statement all securities of the Company sought to be included therein by any holder thereof not having any such contractual, incidental registration rights, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder. No incidental right under this Section II shall be construed to limit any registration required under Section I. The Company shall effect such registration referred to in this paragraph II at its own cost and expense and shall maintain the effectiveness of such registration so long as the expense of doing so is not unduly burdensome and, in any event, for a period of six months subsequent to the effective date of such registration. The Company and Agent shall effect such registration described in paragraph II pursuant to the provisions of paragraph III hereof.

III. In connection with any registration referred to in paragraphs I and II, the Company shall comply with all applicable rules and regulations of the Securities and Exchange Commission, or of any similar federal commission, including the Rules and Regulations under the Act.

         A. The Company agrees to furnish to Agent at its own expense, such number of prospectuses conforming to the requirements of the Act or any similar federal statute, and the rules and Regulations thereunder, relating to the

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         Registerable Securities subject thereto as may from time to time be requested by Agent. Further, the Company shall, at its own expense in connection with any registration under this Agreement:

                   (1) to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as Agent shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable Agent or any underwriter to offer such Registerable Securities for them to consummate the disposition thereof in such jurisdictions, during a period of nine months subsequent to the effective date of such registration statement; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified;

                   (2) (A) notify Agent at any time when a prospectus relating to Agent's Registerable Securities is required to be delivered under the Act, of the happening of any event which the Company, in its best judgment, believes would make a supplement to, or an amendment of, such prospectus necessary or appropriate, and (B) at the request of Agent prepare and furnish thereto a reasonable number of copies of any supplement to, or any amendment of, such prospectus that may be necessary so that, as thereafter delivered to the purchasers of its shares of Common Stock, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         B. In the event of the registration of any Registerable Securities, the Company shall indemnify Agent and shall hold Agent harmless against any losses, claims, damages or liabilities, joint or several, to which Agent may become subject under the Act or any similar federal statute, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registerable Securities are registered under the Act or similar federal statute, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse Agent for any legal or any other expenses reasonably incurred by them in connection with investigation

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         or defending any such loss, claim, damage, liability or action;
         provided, however, that to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an actual or alleged untrue statement or omission made in such registration statement, preliminary prospectus, final prospectus, amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company through an instrument duly executed by Agent specifically for use in the preparation thereof, the Company shall not be so liable to Agent.

         C. In the event of the registration of any Registerable Securities, Agent shall indemnify (up to an aggregate of $100,000 payable in cash or the common stock of the Company valued at the Current Market Value (as defined in the Stock Purchase Agreement) on the date of any such indemnity payment) the Company, each director of the Company, each officer of the Company who signs such registration statement, and any person who controls the Company within the meaning of the Act and shall hold each of the same harmless against any losses, claims, damages or liabilities, to which any of the same may become subject under the Act or any similar federal statute, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registerable Securities are registered under the Act or similar federal statute, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such actual or alleged untrue statement or omission was made in reliance upon, and in conformity with, any written statement furnished to the Company pursuant to this Section by Agent specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement, and Agent shall reimburse any of the same for any legal or any other expenses reasonably incurred by them in connection with investigation or defending any such loss, claim, damage, liability or action.

         D. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement relating to the registration of any Registerable Securities, that the Company shall have received from Agent and from each underwriter of such shares of common stock, one or more written statements setting forth all information with respect to Agent or such underwriter, Agent's shares of Common Stock and the transaction or transactions which Agent contemplates

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         with respect thereto, which any law, rule or regulation requires to be included in any registration statement with respect thereto.

IV.      A.   Agent agrees that it shall be responsible for, and shall pay to the Company 50% of the costs and expenses (including, without limitation printing costs and attorneys fees) in connection with preparing the registration statement referred to in Paragraph I hereof and related expenses covering such shares.

         B. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of facsimile or overnight courier telecommunication. Notices to Agent shall be directed to Agent at the address set forth on the signature page of this Agreement; and notices to the Company shall be directed to it at 5115 Campus Drive, Plymouth Meeting, PA 19462-1129, Attn: Thomas R. Thomsen, Chairman and Chief Executive Officer.

         C. This Agreement shall inure to the benefit of and be binding upon the Company and Agent and their respective successors and assigns.

         D. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         E. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.


         IN WITNESS WHEREOF, the Company and Agent have executed and delivered this Agreement as of the date first above written.


                                       LITHIUM TECHNOLOGY CORPORATION


                                       By:____________________________________
                                          Thomas R. Thomsen
                                          Chairman and Chief Executive Officer


                                       Agent



                                       By:____________________________________
                                          Name: ______________________________
                                          Title:______________________________



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